                                   FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         IMPAC MORTGAGE HOLDINGS, INC.
               (Name of registrant as specified in its charter)

                         Maryland                                                  33-0675505
(State or other jurisdiction of incorporation or organization)        (I.R.S. Employer Identification Number)

    1401 Dove Street, Newport Beach, California                                      92660
      (Address of principal executive offices)                                     (Zip Code)

Securities to be Registered Pursuant to Section 12(b) of the Act:
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
                       Title of Each Class                                Name of Each Exchange on Which
                       to be so Registered                                Each Class is to be Registered
                       -------------------                                ------------------------------

            11% Senior Subordinated Debentures due                            American Stock Exchange
                              2004

  If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

  If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates:
 ........................ (if applicable)

     Securities to be registered pursuant to Section 12(g) of the Act:

 .................................None..........................................
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Item 1.   Description of Registrant's Securities to be Registered.

The description of securities set forth in Exhibit 99.A.1 to the Registrant's February 24, 1999 Issuer Tender Offer Statement on Schedule 13E-4 (File No. 005-49465) under the heading "Description of the Debentures" is incorporated by reference and made a part of this document.


Item 2.      Exhibits.

  4.1 Form of Indenture between the Registrant and IBJ Whitehall Bank & Trust Company, as Trustee with form of Debenture.

  4.2 Form of First Supplemental Indenture between the Registrant and IBJ Whitehall Bank & Trust Company, as Trustee, with form of 11% Senior Subordinated Debenture.



                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 1999
                                      IMPAC MORTGAGE HOLDINGS, INC.



                                      BY: /s/ Richard Johnson
                                         --------------------------
                                           Richard Johnson
                                           Executive Vice President and
                                           Chief Financial Officer

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